FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Investment, Fair Value and NAV [Line Items]
FAIR VALUE MEASUREMENTS	FAIR VALUE MEASUREMENTS
Accounting standards define fair value based on an exit price model, establish a framework for measuring fair value where the Plan’s assets and liabilities are required to be carried at fair value and provide for certain disclosures related to the valuation methods used within a valuation hierarchy. This hierarchy prioritizes the inputs into three broad levels as follows. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in markets that are not active, or other observable characteristics for the asset or liability, including interest rates, yield curves and credit risks, or inputs that are derived principally from, or corroborated by, observable market data through correlation. Level 3 inputs are unobservable inputs based on management’s assumptions. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Refer to Notes 1 and 3 for additional disclosures regarding the Master Trust.
Following is a description of the valuation techniques and inputs used for each major class of assets measured at fair value.
Money market funds and mutual funds are valued at the quoted closing price reported on the active market on which the individual securities are traded.
Vontier common stock consists of shares of the Company’s stock and is valued based on the quoted market price of the investment.
The separately managed funds consist of common stock and mutual funds, which are valued at the last reported sales price of the security on the last business day of the year, determined using quoted market prices in an active market.
The self-directed brokerage accounts consist of certificates of deposit, corporate bonds, preferred stock, common stock and mutual funds, which are valued at the last reported sales price on the last business day of the year using quoted market prices in an active market, and uninvested cash, which is recorded at carrying value, which approximates fair value, as maturities are less than three months.
Participation units in the common/collective trust funds are valued using the net asset value of units held. The NAV is to estimate fair value and is based on the fair value of the underlying investments held by the fund less its liabilities as determined by the issuer.
The methods described above may produce a fair value estimate that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Plan believes the valuation methods are appropriate and consistent with the methods used by other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.